SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                                (Amendment No.__)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [X] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e) (2)
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               PHOENIX SERIES FUND
                (Name of Registrant as Specified in its Charter)
                            Thomas N. Steenburg, Esq.
                      c/o Phoenix Duff & Phelps Corporation
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid: ___________

     [ ] Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration No.:
         3) Filing Party:
         4) Date Filed:

                               PHOENIX SERIES FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                            Notice of Special Meeting
                     of Shareholders to be Held September 10, 1998

To the Shareholders:

     A Special Meeting of Shareholders of Phoenix Series Fund ("the Trust") will be held in the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts 01301, on September 10, 1998 at 10:00 a.m. for the following purposes:

TO BE VOTED UPON ONLY BY SHAREHOLDERS OF AGGRESSIVE GROWTH FUND SERIES

       To approve or not approve a Subadvisory Agreement in the form attached to this Proxy Statement as Exhibit A between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc.;

     The Board of Trustees has fixed July 14, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     Whether or not you plan to attend the meeting in person, please vote your shares by completing, dating and signing the enclosed proxy and returning it promptly in the postage paid return envelope enclosed for your use. Prompt return of proxies by shareholders will save the Trust and shareholders the costs associated with further solicitation. The enclosed proxy is being solicited by the Board of Trustees of the Trust.

                                          By Order of the Board of Trustees,

                                          G. Jeffrey Bohne, Secretary

Greenfield, Massachusetts
July 29, 1998

                             PHOENIX SERIES FUND

                              101 Munson Street
                       Greenfield, Massachusetts 01301

                             --------------------

                               PROXY STATEMENT

                              A Special Meeting
               of Shareholders to be Held on September 10, 1998

                                 INTRODUCTION

     The enclosed proxy is solicited by the Board of Trustees of Phoenix Series Fund (the "Trust") for use at the Special Meeting of Shareholders to be held on September 10, 1998, and at any adjournment(s) thereof. Shareholders of record at the close of business on July 14, 1998 are entitled to notice of and to vote at the meeting or any adjourned session. As of July 14, 1998, there were in the aggregate, _____________, Class A shares of the Aggressive Growth Fund Series (the "Fund") issued and outstanding and ____________ Class B shares of the Fund issued and outstanding, both Classes of par value of one dollar per share. Each Class A and Class B shareholder of the Fund will be entitled to one vote for each full share (and fractional vote corresponding to any fractional share) registered in his/her name on the Trust's books on the record date and not thereafter repurchased or redeemed by the Trust.

     All shares represented by duly executed proxies will be voted in accordance with the specification thereon. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, any proposal, the shares represented by the proxy will be voted in favor of the proposal. Any shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Trust a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

     In addition to the solicitation of proxies by mail, officers and regular employees of Phoenix Investment Counsel, Inc., or its affiliates, the Trust's investment adviser (the "Investment Adviser"), and persons employed for such purpose may solicit proxies personally or by telephone or telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of Fund shares. The cost of solicitation of proxies will be borne by the Adviser.

     In the event that sufficient votes in favor of any of the items set forth in the attached Notice of the meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty days in the aggregate to permit further solicitation of proxies with respect to any such matters. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such matters. They will vote against such adjournment those proxies required to be voted against any such matters.

     This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about, July 29, 1998. A copy of the Trust's most recent annual and semi-annual reports will be furnished, without charge, to any shareholder upon request to Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Shareholders may also call Phoenix Equity Planning Corporation toll-free at (800) 243-4361.

Votes Required

     The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the meeting. The holders of each class of shares of the Fund will be voted together with respect to all Proposals, with one vote per share of the Fund. As used in this Proxy Statement, the term "a majority of the outstanding shares" means the lesser of
(i) 67% of the shares of the Fund present at the meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

     If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information as of October 31, 1997 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Trust's equity securities.

                                                Number of       Percent of
Name of Shareholder               Name of Fund  shares          Class
-------------------               ------------  ---------       ----------
Trustees of Phoenix Savings and   Aggressive    877,591.291       6.18%
Investment Plan                   Growth Fund
100 Bright Meadow Blvd.           Class A
PO Box 1900
Enfield, CT 06083-1900

     At October 31, 1997, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Trust.

The Investment Adviser and the Investment Advisory Agreement

     The Trust's investment adviser is Phoenix Investment Counsel, Inc. (the "Investment Adviser" or "PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding shares of the Investment Adviser are owned by Phoenix Equity Planning Corporation ("Equity Planning"). All of the outstanding shares of Equity Planning are owned by Phoenix Investment Partners, Ltd. formerly known as Phoenix Duff & Phelps Corporation ("PXP"). A majority of the outstanding shares of PXP are owned by PM Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). The principal offices of Phoenix Home Life and Holdings are located at One American Row, Hartford, Connecticut 06102-5056. The principal office of PXP is located at 56 Prospect Street, Hartford, Connecticut 06115-4080. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

     In addition to the Trust, the Investment Adviser also serves as investment adviser to other funds having a similar investment objective including one or more funds of the following: The Phoenix Edge Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Multi-Portfolio Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix Equity Series Fund, Phoenix Investment Trust 97, and as subadviser to SunAmerica Series Trust.

          As compensation for its services for such other funds having a similar investment objective, the Adviser is entitled to a fee at an annual rate of the average of the aggregate daily net asset value of such fund, payable monthly. The size of the funds as of March 31, 1998 and fee rates are as follows:

                       PHOENIX INVESTMENT COUNSEL, INC.

                                                    Rate for       Rate for       Rate for
                                   Size of Fund       First          Next        Excess Over
FUND                                (Millions)     $250,000,000   $250,000,000   $500,000,000
----                               ------------    ------------   ------------   ------------
The Phoenix Edge Series Fund
  Growth Series                     $1,663.4          0.70%          0.65%          0.60%
  Strategic Theme Series               $55.8          0.75%          0.70%          0.65%
  Phoenix Growth and Income Series      $3.6          0.70%          0.65%          0.60%
  Phoenix Value Equity Series           $2.4          0.70%          0.65%          0.60%


                                                    Rate for       Rate for       Rate for
                                   Size of Fund     First $1         Next        Excess Over
FUND                                (Millions)       Billion      $1 Billion     $2 Billion
----                               ------------    ------------   ------------   ------------
The Phoenix Strategic Equity
Series Fund
  Phoenix Strategic Theme Fund        $162.2          0.75%          0.70%          0.65%
  Phoenix Equity Opportunities
     Fund                             $197.9          0.70%          0.65%          0.60%
  Phoenix Small Cap Fund              $348.0          0.75%          0.70%          0.65%


                                                    Rate for       Rate for       Rate for
                                   Size of Fund     First $1         Next        Excess Over
FUND                                (Millions)       Billion      $1 Billion     $2 Billion
----                               ------------    ------------   ------------   ------------
Phoenix Multi-Portfolio Fund
  Phoenix Mid-Cap Portfolio           $363.0          0.75%          0.70%          0.65%


                                                    Rate for       Rate for       Rate for
                                   Size of Fund     First $1         Next        Excess Over
FUND                                (Millions)       Billion      $1 Billion     $2 Billion
----                               ------------    ------------   ------------   ------------
Phoenix Equity Series Fund
  Phoenix Growth and Income Fund       $41.2          0.75%          0.70%          0.65%


                                                    Rate for       Rate for       Rate for
                                   Size of Fund     First $1         Next        Excess Over
FUND                                (Millions)       Billion      $1 Billion     $2 Billion
----                               ------------    ------------   ------------   ------------
Phoenix Investment Trust 97
  Phoenix Value Equity Fund            $19.0          0.75%          0.70%          0.65%
  Phoenix Small Cap Value Fund         $21.8          0.90%          0.85%          0.80%


                                                                  Rate for         Rate for
                                                 Size of Fund     First $1        Excess Over
FUND                                              (Millions)       Billion        $1 Billion
----                                             ------------    ------------     ------------
Phoenix Duff & Phelps Institutional Mutual
Funds
  Phoenix Duff & Phelps Institutional Growth
     Stock Portfolio                                  $68.6          0.60%          0.55%

                                             Rate for  Rate for  Rate for
                        Size of    Rate for    Next      Next      Next     Rate Per
                          Fund    First $50    $100      $150      $200       Annum
FUND                   (Millions)  Million    Million   Million   Million   Thereafter
----                   ---------- ---------  --------  --------  ---------  ----------
SunAmerica Series Trust
  Balanced               $111.2     0.35%      0.30%     0.25%     0.20%     0.15%
  Growth                 $235.3     0.35%      0.30%     0.25%     0.20%     0.15%

Note: The Adviser has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable investment management contract.

     The directors of the Investment Adviser are Michael E. Haylon, Philip R. McLoughlin and William R. Moyer. The address of these Directors is 56 Prospect Street, Hartford, CT 06115-0480. The principal occupation of each director is that of an executive officer of PXP. Messrs. Haylon and McLoughlin are Directors of PXP. Mr. McLoughlin also serves as a Director of Phoenix Home Life.

     Michael E. Haylon, an officer of the Trust, is President and a director of the Investment Adviser. Philip R. McLoughlin, Trustee and President of the Trust, is a Director and Chairman of the Investment Adviser. William R. Moyer, Vice President of the Trust, is Senior Vice President, Chief Financial Officer and Treasurer of the Investment Adviser. J. Roger Engemann, James E. Mair, and John S. Tilson, Senior Vice Presidents of the Trust, are also presently officers of the Investment Adviser. William E. Keen, III and Leonard J. Saltiel Vice Presidents of the Trust, are also officers of the Investment Adviser.

     Michael E. Haylon, Philip R. McLoughlin and William R. Moyer are Directors of Equity Planning, the Investment Adviser's parent company, which serves as national distributor of the Trust's shares. For the fiscal years ended October 31, 1995, 1996 and 1997, Equity Planning's gross commissions on sales of Fund shares totaled $137,042, $372,219 and $292,751, respectively. Of these gross selling commissions, $15,290, $53,014 and $82,669, respectively, were paid to Equity Planning as dealer. Equity Planning also acts as financial agent of the Fund. For services in this capacity during the fiscal years ended October 31, 1995, 1996 and 1997, Equity Planning received fees of $45,124, $65,890 and $113,461, respectively.

The Advisory Agreement

     On August 25, 1993 the Board of Trustees approved the current investment advisory agreement and on November 22, 1993, the shareholders of each fund of the Trust approved the Investment Advisory Agreement ("Advisory Agreement"). The terms and conditions of the Advisory Agreement have been approved annually by the Trustees.

     The Investment Advisory Agreement between the Trust and the Investment Adviser (the "Advisory Agreement") provides that the Investment Adviser will serve as investment adviser to the Trust and to each series of the Trust ("Series") established and designated by the Trustees which, at October 31, 1997, were Phoenix Growth Fund Series, Phoenix Aggressive Growth Fund Series, Phoenix Convertible Fund Series, Phoenix High Yield Fund Series, Phoenix Balanced Fund Series, Phoenix U.S. Government Securities Fund Series and Phoenix Money Market Fund Series.

     The Advisory Agreement provides that the Investment Adviser shall furnish continuously an investment program for each Series and any additional Series which becomes subject to the terms and conditions of the particular Advisory Agreement, and shall manage the investment and reinvestment of the assets of each such Series subject at all times to the supervision of the Trustees. The Investment Adviser, at its expense, also furnishes to the Trust adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Trust. All costs and expenses (other than those specifically referred to as being borne by the Investment Adviser) incurred in the operation of the Trust are borne by the Trust. Such expenses include, but are not limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Investment Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by the national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing shareholders. Additionally, if authorized by the Trustees, the Trust will pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

     Each Series will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Series.

     Under its Advisory Agreement with the Trust, the Investment Adviser has agreed to reimburse the Trust monthly for the amount, if any, by which the total operating and management expenses of any Series (including the Investment Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) for any fiscal year exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation imposed (and not waived) on open-end investment companies by any state in which shares of such Series are then qualified for sale.

     Under its Advisory Agreement with the Trust, the Investment Adviser is entitled to a fee payable within five days after the end of each month, based on an annual percentage rate of the average of the aggregate daily net asset value of the Aggressive Growth Fund Series as follows: for the first $1 billion in assets, 0.70; for the next $1 billion in assets, 0.65; and for assets over $2 billion, 0.60%. The amounts payable to the Investment Adviser shall be based upon the average of the values of the net assets of the Fund at the close of business each day, computed in accordance with the method set forth in the Trust's Declaration of Trust. For services to the Fund during the fiscal years ended October 31, 1995, 1996, and 1997, the Investment Adviser received fees of $1,052,902, $1,537,430 and $1,735,384 respectively.

     The Advisory Agreement provides that the Investment Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Adviser in the performance of its duties thereunder.

     The Advisory Agreement continues in force from year to year if approved by vote of a majority of the outstanding voting securities of such Series or by vote of a majority of the Trustees, including the vote of a majority of Trustees who are not parties to the Advisory Agreement or "interested persons" (as that term is defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically upon its assignment (within the meaning of said 1940
Act) and may be terminated at any time, without payment of any penalty, either by the Trustees, or, as to each Series, by a vote of a majority of the outstanding voting securities of such Series or by the Investment Adviser upon sixty (60) days' written notice to the Trust.

Portfolio Transactions and Brokerage

     For the fiscal years ended October 31, 1995, 1996 and 1997, brokerage commissions paid by the Aggressive Growth Fund Series on portfolio transactions totaled $708,211, $947,414 and

$1,482,062 respectively. None of such commissions was paid to a broker who was an affiliated person of the Fund or an affiliated person of such a person or, to the knowledge of the Fund, to a broker an affiliated person of which was an affiliated person of the Fund, its adviser or its underwriter.

Certain Transactions

     Philip R. McLoughlin, Calvin J. Pedersen and James M. Oates are Trustees of the Trust and are also directors of PXP, an intermediate parent of the Trust's investment adviser, PIC. Michael E. Haylon is an executive officer of the Trust and also a director of PXP. Messrs. Haylon and McLoughlin are also executive officers of PXP. Mr. Francis E. Jeffries is a Trustee of the Trust and also a shareholder of PXP. By virtue of these individuals' relationships with the Trust and with PXP, under the proxy rules they are deemed to have a material interest in the Trust's investment advisory contract. Pursuant to the investment advisory contract between PIC and the Trust, PIC received $34.4 million in fees from the Trust in 1997.

                                  PROPOSALS

                                PROPOSAL NO. 1

                  (TO BE VOTED UPON ONLY BY SHAREHOLDERS OF
                        AGGRESSIVE GROWTH FUND SERIES)

          TO APPROVE OR NOT APPROVE A SUBADVISORY AGREEMENT BETWEEN PHOENIX INVESTMENT COUNSEL, INC. AND ROGER ENGEMANN & ASSOCIATES, INC.

      At a meeting of the Executive Committee (the "Committee") on November 18, 1997, the Committee approved and recommended to the Board of Trustees that it approve a Subadvisory Agreement between the Investment Adviser and Roger Engemann & Associates, Inc. ("Engemann & Associates") pursuant to which Engemann & Associates would serve as subadvisor for the assets of the Aggressive Growth Fund Series (attached as Exhibit A hereto). At a meeting of the Board of Trustees on November 19, 1997, at which there was present and voting in person a majority of the Trustees who are not parties to the Subadvisory Agreement or interested persons of any such party, the Trustees unanimously approved the Subadvisory Agreement ("Proposed Agreement").

      At a meeting of Board of Trustees held on June 25, 1998, the Trustees determined that it was in the best interests of the Aggressive Growth Fund Series and its shareholders to enter into a subadvisory agreement immediately on a short term basis while shareholders review the longer-term appointment of the Subadviser. Accordingly, PIC has entered into a subadvisory agreement with Engemann & Associates (the "Interim Agreement"), effective June 26, 1998, in the form that is the subject of this Proposal. The Interim Agreement will remain in effect until the sooner of shareholder approval of the Engemann & Associates Subadvisory Agreement or October 31, 1998.

      While shareholder approval would ordinarily be required for a subadvisory agreement, it has been determined that such approval is not necessary as a matter of law in this instance since the Adviser and Subadviser are under common control. However, since the investment operations of the Adviser and Subadviser are not related on a day-to-day basis, the Trustees have voted to submit the proposed Engemann & Associates Subadvisory Agreement for shareholder approval.

      Pursuant to the foregoing authority and the terms of the Subadvisory Agreement, PIC will delegate the performance of certain investment services under the Investment Advisory Agreement to Engemann & Associates, including implementation of the Fund's investment program. Engemann & Associates will furnish at its own expense the office facilities and personnel necessary to perform these services.

      Engemann & Associates are authorized under the Subadvisory Agreement to select brokers and dealers to execute Fund transactions and to select the markets in which transactions will be executed. Engemann & Associates are also authorized under the Subadvisory Agreement to execute Fund transactions with brokers or dealers that are "affiliated persons" (as defined in the 1940 Act) of the Trust, PIC or Engemann & Associates with the prior written approval of the Trust.

      Under the Subadvisory Agreement, Engemann & Associates are not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Funds' investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.

      The Subadvisory Agreement will become effective upon its approval by shareholders and will continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Investment Company Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

      Under the proposed Subadvisory Agreement, the following fees, based on the following annual rates as a percentage of the average aggregate daily net asset values the Fund, would be paid to the Subadviser:

-------------------------------------------------------------------------------
                                                          RATES
-------------------------------------------------------------------------------
                                           $262,000,000
                            Up to              to         $1-2         $2+
FUND                     $262,000,000       1 BILLION    BILLION     BILLION
-------------------------------------------------------------------------------
Aggressive Growth
Fund Series                  .20%             .35%        .325%       .30%
-------------------------------------------------------------------------------

      At its November, 1997 meetings the Executive Committee and the full Board of Trustees heard presentations by representatives of the Adviser regarding personnel changes, including the departure of the Fund's former portfolio manager, that prompted the Adviser to consider alternative means to manage the Fund. As a result of the Adviser's parent's acquisition of Engemann & Associates and the management by Engemann of various equity mutual funds, including a Small and Mid-Cap growth fund with investment objectives similar to those of the Fund, and the exceptional performance of that fund, Adviser's management recommended that Engemann & Associates be retained to provide the investment program for the Fund. The Adviser would continue its traditional role of overseeing operations of the Fund, providing compliance, proxy, corporate governance, registration statement and other similar services, and would also oversee the investment management performance of the Fund. The Board considered that there would be no fee increase to the Fund or its shareholders as a result of the appointment of the Subadviser, and further considered the services to be rendered by each of the Adviser and Subadviser under the proposed arrangement. The Board concluded that the sharing of responsibility and fees would be fair, and that the demonstrated experience and capability of Engemann & Associates would provide appropriate expertise in the management of an investment program for the Fund.

Information about Robert Engemann & Associates, Inc.

      Engemann & Associates is registered as an investment adviser under the Investment Advisers Act of 1940. Its directors and principal executive officers and their principal occupations are listed below. Unless otherwise indicated, the address of each director and officer is Robert Engemann & Associates, Inc., 600 North Rosemead Boulevard, Pasadena, California 91107-2101.

Name                                    Principal Occupation
--------------------------------------------------------------------------------
Roger Engemann                          President of the Roger Engemann &
                                        Associates, Inc. since 1972. President
                                        and a Director of Pasadena Capital
                                        Corporation.

James E. Mair                           Executive Vice President, Portfolio
                                        Manager and Securities Analyst with
                                        Roger Engemann & Associates, Inc. since
                                        1983. Officer and a Director of
                                        Pasadena Capital Corporation.

John S. Tilson                          Executive Vice President, Portfolio
                                        Manager and Securities Analyst with
                                        Roger Engemann & Associates, Inc. since
                                        1983. Officer and a Director of
                                        Pasadena Capital Corporation.

Malcolm Axon                            Chief Financial Officer and Secretary of
                                        Roger Engemann Management Company, Inc.
                                        since 1993 and Chief Financial Officer
                                        and Secretary of Roger Engemann &
                                        Associates, Inc. and Pasadena Capital
                                        Corporation since
                                        1995.

Paul R. LeCompte                        Senior Vice President of Roger Engemann
                                        & Associates, Inc. since 1995. Vice
                                        President of Roger Engemann &
                                        Associates, Inc. from March, 1993 to
                                        November, 1995. Vice President of Roger
                                        Engemann Management Co., Inc. from
                                        March, 1995 to present. President and
                                        Chief Executive Officer of Pasadena
                                        National Trust Company from October,
                                        1994 to present. He was also Vice
                                        President from August 1993 to
                                        October 1994.

      Engemann & Associates is a wholly-owned subsidiary of Pasadena Capital Corporation. The directors and executive officers of Pasadena Capital Corporation and their principal occupations are listed below. As noted, three of the nine directors are directors and/or executive officers of PXP. In addition, Mr. McLoughlin is a Trustee and is President, and Mr. Steenburg is Assistant Secretary of the Fund. The address of each director who is an officer of Engemann &Associates is 600 North Rosemead Boulevard, Pasadena California. Mr. Stolper's address is 525 "B" Street, Suite 1080, San Diego, California. The address of each of Messrs. McLoughlin, Moyer and Steenburg is 56 Prospect Street, Hartford, Connecticut.

Name                                    Principal Occupation
--------------------------------------------------------------------------------
Roger Engemann                          President of the Roger Engemann &
                                        Associates, Inc. since 1972. President
                                        and a Director of Pasadena Capital
                                        Corporation.

James E. Mair                           Executive Vice President, Portfolio
                                        Manager and Securities Analyst with
                                        Roger Engemann & Associates, Inc. since
                                        1983. Officer and a Director of
                                        Pasadena Capital Corporation.

John S. Tilson                          Executive Vice President, Portfolio
                                        Manager and Securities Analyst with
                                        Roger Engemann & Associates, Inc. since
                                        1983. Officer and a Director of
                                        Pasadena Capital Corporation.

Malcolm Axon                            Chief Financial Officer and Secretary of
                                        Roger Engemann Management Company, Inc.
                                        since 1993 and Chief Financial Officer
                                        and Secretary of Roger Engemann &
                                        Associates, Inc. and Pasadena Capital
                                        Corporation since 1995.

Paul R. LeCompte                        Senior Vice President of Roger Engemann
                                        & Associates, Inc. since 1995. Vice
                                        President of Roger Engemann &
                                        Associates, Inc. from March, 1993 to
                                        November, 1995. Vice President of Roger
                                        Engemann Management Co., Inc. from
                                        March, 1995 to present. President and
                                        Chief Executive Officer of Pasadena
                                        National Trust Company from October,
                                        1994 to present. He was also Vice
                                        President from August 1993 to October
                                        1994.

Michael Stolper                         President of Stolper and Company, Inc.,
                                        an investment adviser and broker-dealer
                                        since 1975. Director of Pasadena Capital
                                        Corporation since February 1994.

Philip R. McLoughlin                    Chairman of the Board (since May 1997)
                                        and Chief Executive Officer (since 1995)
                                        of PXP. Director of Phoenix Home Life
                                        since February 1994 and Executive Vice
                                        President - Investment of Phoenix Home
                                        Life since December 1988. Director and
                                        President of PEPCO, Director and
                                        Chairman of PIC and Chairman and Chief
                                        Executive Officer of National Securities
                                        & Research Corporation. Director of Duff
                                        & Phelps Utilities Tax-Free Income, Inc.
                                        and Duff & Phelps Utility and
                                        Corporation Bond Trust Inc.. President
                                        and Director or Trustee of the Phoenix
                                        Funds, Phoenix Duff & Phelps
                                        Institutional Mutual Funds and
                                        Phoenix-Aberdeen Series Fund. Director
                                        and Vice President of PM Holdings.


                                       13

Name                                    Principal Occupation
--------------------------------------------------------------------------------
                                        Director of Phoenix Charter Oak Trust
                                        Company and World Trust Fund, a
                                        Luxembourg closed-end fund.

William R. Moyer                        Senior Vice President and Chief
                                        Financial Officer of PXP since 1995.
                                        Chief Financial Officer and a Senior
                                        Vice President of PEPCO, National
                                        Securities & Research Corporation
                                        ("NSRC"), Duff & Phelps Investment
                                        Management Co. and PIC. Treasurer of
                                        NSRC and PIC. Vice President of the
                                        Phoenix Funds, Phoenix-Aberdeen Series
                                        Fund and the Duff & Phelps Institutional
                                        Mutual Funds.

Thomas N. Steenburg                     Vice President, Counsel & Assistant
                                        Secretary of Roger Engemann &
                                        Associates, Inc. since March, 1998. Vice
                                        President, Secretary, and Counsel since
                                        1995 of PXP. Vice President and Counsel
                                        since 1996 and Secretary since 1995 of
                                        Phoenix Investment Counsel, Inc.,
                                        National Securities & Research
                                        Corporation, and Phoenix Equity Planning
                                        Corporation. Vice President, Counsel and
                                        Secretary since 1996 of Duff & Phelps
                                        Investment Management Co. Secretary
                                        since 1995 of Duff & Phelps Utilities
                                        Tax-Free Income, Inc. and Duff & Phelps
                                        Utility and Corporate Bond Trust, Inc.

      Phoenix Investment Partners, Ltd acquired all of the outstanding stock of Pasadena Capital Corporation through a merger of a Phoenix subsidiary, Phoenix Apollo Corp. with and into Pasadena Capital Corporation on September 3, 1997.

     Engemann & Associates acts as adviser or subadviser to several other mutual funds with similar objectives. As compensation for its services for such other mutual funds, Engemann & Associates is entitled to a fee at an annual rate of the average of the aggregate daily net asset value of such fund, payable monthly. The size of the funds as of March 31, 1998 and fee rates are as follows:

                                                  Rate for     Rate for      Rate for
                                   Size of Fund     First        Next       Excess Over
FUND                                (millions)   $50,000,000  $450,000,000  $500,000,000
----                                ----------   -----------  ------------  ------------
The Phoenix-Engemann Funds
  Phoenix-Engemann Growth Fund        $506.7        0.90%        0.80%         0.70%

                                                  Rate for     Rate for      Rate for
                                   Size of Fund     First        Next       Excess Over
FUND                                (millions)   $50,000,000  $450,000,000  $500,000,000
----                                ----------   -----------  ------------  ------------
  Phoenix-Engemann Nifty Fifty
    Fund                              $326.7        0.90%        0.80%         0.70%
  Phoenix-Engemann Value 25 Fund       $40.6        0.90%        0.80%         0.70%
  Phoenix-Engemann Small &
    Mid-Cap Growth Fund                $76.1        1.00%        0.90%         0.80%

Note: Engemann & Associates has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable investment management contract.

                                 RECOMMENDATION

      The Trustees have concluded, after review of relevant information, that the proposed subadvisory services are reasonably worth the full amount of the fee payable under the proposed Subadvisory Agreement and that the terms of the Agreement are fair and reasonable. Accordingly, the Board of Trustees (including a majority of the Trustees who are not parties to the Agreement or interested persons of any such party) recommends that the shareholders of the Aggressive Growth Fund Series vote to approve the proposed Subadvisory Agreement.

Voting Requirements

      The Trustees recommend that the shareholders approve the Proposed Agreement. Approval of the Agreement is to be determined by the vote of a majority of the outstanding shares of the Fund, voting as a separate class. A majority is constituted by the lessor of: (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund. If the Subadvisory Agreement is not approved by the shareholders of the Fund, the Investment Adviser will continue to serve as investment adviser to such Fund under the terms of the current Advisory Agreement for the period of time pending approval of the Proposal Agreement (not to exceed one hundred and twenty days) or a different investment advisory agreement with the Investment Adviser or an investment advisory agreement with another investment adviser.

       THE TRUSTEES RECOMMEND A VOTE "FOR" THE APPROVAL OF THE PROPOSED

                            SUBADVISORY AGREEMENT

     As of the date of this Proxy Statement, Trust's management knows of no other matters to be brought before this meeting. However, if any other matters properly come before this meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

                  PROPOSALS FOR NEXT MEETING OF SHAREHOLDERS

     The next meeting of shareholders is scheduled to be held in 1999. Proposals by any shareholder of the Trust which are intended to be presented at the meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting on or before April 1, 1999.

                                    By Order of the Board of Trustees,

                                    G. Jeffrey Bohne, Secretary

Greenfield, Massachusetts
July 29, 1998

                             PHOENIX SERIES FUND

                              101 Munson Street
                       Greenfield, Massachusetts 01301

                 Proxy for a Special Meeting of Shareholders

                                    PROXY

     The undersigned shareholder of Phoenix Series Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes and appoints Philip R. McLoughlin, Thomas N. Steenburg and William E. Keen, III and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Trust to be held at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Trust for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act, with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below.

To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self addressed, postage-paid envelope.

This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST WHICH
                     RECOMMENDS A VOTE "FOR" THE PROPOSAL

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                     CONTROL NO:



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK IN AS FOLLOWS:  |X|
                                              KEEP THIS PORTION FOR YOUR RECORDS
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Vote on Proposal
1. TO APPROVE A SUBADVISORY AGREEMENT BETWEEN PHOENIX INVESTMENT COUNSEL, INC.
                AND ROGER ENGEMANN & ASSOCIATES,
                           INC.

           |_|  FOR            |_|     AGAINST           |_|      ABSTAIN


NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, this signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, or guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

This proxy may be revoked by the shareholder(s) at any time prior to the Special Meeting of Shareholders.


--------------------------------------------------------------------------------
                                     |     |                             |     |
                                     |     |                             |     |
--------------------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)    Date     Signature (Joint Owners)   Date

                             PHOENIX SERIES FUND

                            SUBADVISORY AGREEMENT

                                                                   June 26, 1998

Roger Engemann & Associates, Inc.
600 North Rosemead Boulevard
Pasadena, California 91107-2101

RE:  Subadvisory Agreement

Gentlemen:

Phoenix Series Fund (the "Trust") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series, including the Phoenix Aggressive Growth Fund Series (hereafter referred to as the "Series").

Phoenix Investment Counsel, Inc. (the "Adviser") evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

 1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Roger Engemann & Associates, Inc. (the "Subadviser") as a subadviser to invest and reinvest the assets of the Series on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities which do not conflict in any material manner in the Subadviser's performance hereunder.

 2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a subadviser to the Adviser and agrees to use its best professional judgment to make investment decisions for the Series in accordance with the provisions of this Agreement.

 3. Services of Subadviser. The Subadviser shall provide the services set forth herein and in Schedule A attached hereto and made a part hereof. In providing management services to the Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Series and as set forth in the Trust's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time), and to the Trust's Agreement and Declaration of Trust and By-Laws, to the investment and other restrictions set forth in the Act, the Securities Act of 1933 and the Internal Revenue Code and the rules and regulations thereunder, and to the supervision and control of the Trustees of the Trust (the "Trustees"). The Subadviser shall not, without the Adviser's prior approval, effect any transactions which would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

 4. Expenses. The Subadviser shall furnish at its own expense, or pay the expenses of the Adviser, for the following:

           (a) Office facilities, including office space, furniture and equipment utilized by its employees, in the fulfillment of Subadviser's responsibilities hereunder;

           (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work), and to fulfill the other functions of the Subadviser hereunder;

           (c) Personnel to serve without salaries for the Trust as officers or agents of the Trust. The Subadviser need not provide personnel to perform, or pay the expenses of the Adviser for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel; and

           (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Subadviser.

 5. Transaction Procedures. All transactions for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Trust (the "Custodian Agreement"), of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule B hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

 6. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

      A. In placing orders for the sale and purchase of Series securities for the Trust, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain "best execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

      B. Subject to the requirements of paragraph A above, the Adviser shall have the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Adviser and the Subadviser, shall be executed by brokers and dealers that provide brokerage or research services to the Trust or that will be of value to the Trust in the management of its assets, which services and relationship may, but need not, be of direct or exclusive benefit to the Series. In addition, subject to paragraph A above, the applicable Conduct Rules of the National Association of Securities Dealers, Inc. and other applicable law, the Trust shall have the right to request that transactions be executed by brokers and dealers by or through whom sales of shares of the Trust are made.

      C. The Subadviser shall not execute any transactions for the Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Trust, the Subadviser or the Adviser without the prior written approval of the Trust.

 7. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

 8. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadviser in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadviser from liability under the Act, other federal or state securities laws or common law).

 9. Confidentiality. Subject to the duty of the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadviser and the Trust in respect thereof.

10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Adviser to consider whether an assignment as defined in
      Section 2(a)(4) of the Act will occur and to take the steps it deems necessary.

11. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

            A. It is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

            B. It will maintain, keep current and preserve on behalf of the Trust, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule D (as amended from time to time). The Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either.

            C. It has a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Adviser with a copy of the code of ethics and evidence of its adoption. Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust (the "Code of Ethics"). Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadviser shall permit the Trust and Adviser to examine the reports required to be made by the Subadviser under Rule 17j-l(c)(1) and this subparagraph.

            D. Reference is hereby made to the Declaration of Trust dated July 28, 1980, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name Phoenix Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

12. Amendment. This Agreement may be amended at any time, but only by written agreement among the Subadviser, and the Adviser, which amendment, other than amendments to Schedules B and D, is subject to the approval of the Trustees and the Shareholders of the Trust as and to the extent required by the Act.

13. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until October 31, 1998, and thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

14. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise, upon sixty (60) days' written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

15. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

16. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

                                    PHOENIX INVESTMENT COUNSEL, INC.

                                    By:
                                        --------------------------------
                                        Michael E. Haylon
                                        President

ACCEPTED:

ROGER ENGEMANN & ASSOCIATES, INC.

By: _____________________________
Name:
Title:

SCHEDULES:  A.  Subadviser Functions
            B.  Operational Procedures
            C.  Fee Schedule
            D.  Record Keeping Requirements

                                  SCHEDULE A

                             SUBADVISER FUNCTIONS

      With respect to managing the investment and reinvestment of the Series assets, the Subadviser shall provide, at its own expense:

      (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Adviser;

      (b) Implementation of the investment program for the Series based upon the foregoing criteria;

      (c) Quarterly reports, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Subadviser's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Trust relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws;
            iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and, vi) the implementation of the Series investment program, including, without limitation, analysis of Series performance;

      (d) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

      (e) Participation, overall assistance and support in marketing the Series, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties requested by the Adviser.

                                  SCHEDULE B

                            OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank and Trust Company (the "Custodian"), the custodian for the Trust.

The Subadviser must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

      1.    Purchase or sale;
      2.    Security name;
      3.    CUSIP number (if applicable);
      4.    Number of shares and sales price per share;
      5.    Executing broker;
      6.    Settlement agent;
      7.    Trade date;
      8.    Settlement date;
      9.    Aggregate commission or if a net trade;
      10.   Interest purchased or sold from interest bearing security;
      11.   Other fees;
      12.   Net proceeds of the transaction;
      13.   Exchange where trade was executed; and
      14.   Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be maintained in the name of the Trust. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report. This will normally be done by telex so that the Subadviser will know the amount available for investment purposes.

                                  SCHEDULE C

                               SUBADVISORY FEE

      For services provided to the Trust pursuant to paragraph 3 hereof, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of 0.20% of the average daily net assets of the Aggressive Growth Fund up to $262 million, 0.35% of such value between $262 million and $1 billion, 0.325% of such value between $1 billion and $2 billion, and 0.30% of such value in excess of $2 billion. The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Trust and each Series shall be valued as set forth in the then current registration statement of the Trust.


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                                  SCHEDULE D

                  RECORDS TO BE MAINTAINED BY THE SUBADVISER

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

      A.    The name of the broker;
      B. The terms and conditions of the order and of any modifications or cancellations thereof;
      C.    The time of entry or cancellation;
      D.    The price at which executed;
      E.    The time of receipt of a report of execution; and
      F. The name of the person who placed the order on behalf of the Trust.

2.    (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
      (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named broker or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

      A.    Shall include the consideration given to:
            (i)   The sale of shares of the Trust by brokers or dealers.
            (ii) The supplying of services or benefits by brokers or dealers to:
                  (a)   The Trust,
                  (b)   The Adviser (Phoenix Investment Counsel, Inc.)
                  (c)   The Subadviser, and
                  (d)   Any person other than the foregoing.
            (iii) Any other consideration other than the technical
                  qualifications of the brokers and dealers as such.
      B.    Shall show the nature of the services or benefits made available.
      C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
      D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 3la-(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

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* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or subadviser review.
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4.    (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
      Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Trust.



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